UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2023
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On September 11, 2023, FingerMotion, Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Univest Securities, LLC (the “Sales Agent”) under which the Company may, when the shelf Registration Statement on Form S-3 (File No. 333-274456) (the “Registration Statement”) which includes a base prospectus and an at-the-market offering agreement prospectus filed by the Company on September 11, 2023 is declared effective by the Securities and Exchange Commission (the “SEC”), issue and sell from time to time, shares of its common stock, par value $0.0001 per share (the “Shares”), having an aggregate offering price of not more than $25,000,000 through the Sales Agent or any of its sub-agent(s) or other designees, acting as sales agent. Prior to any sales under the Sales Agreement, the Company will deliver a “Transaction Notice” to the Sales Agent that will set the parameters for such sale of Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made.

Subject to the Registration Statement being declared effective by the SEC and subject to the terms and conditions of the Sales Agreement, the Sales Agent may sell the Shares, if any, only by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly through the Nasdaq Capital Market or any other trading market on which the Company’s common stock is listed or quoted or to or through a market maker. In addition, subject to the terms and conditions of the Sales Agreement, with the Company’s prior written consent, the Sales Agent may also sell Shares by any other method permitted by law, or as may be required by the rules and regulations of the Nasdaq Stock Market, LLC or such other trading market on which the Company’s common stock is listed or quoted, including, but not limited to, in negotiated transactions. The Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares in accordance with the terms of the Sales Agreement and any applicable Transaction Notice. The Company cannot provide any assurances that the Sales Agent will sell any Shares pursuant to the Sales Agreement.

The Company made certain customary representations, warranties and covenants concerning the Company and the offering of the Shares. Pursuant to the terms of the Sales Agreement, the Company also provided the Sales Agent with customary indemnification rights, including indemnification against certain liabilities under the Securities Act. The Company will pay the Sales Agent a commission in cash equal to 2.25% of the gross proceeds from the sale of the Shares under the Sales Agreement, if any. In addition, the Company has agreed to reimburse the Sales Agent for all reasonable travel and other accountable expenses, including the documented fees and costs of its legal counsel reasonably incurred in connection with entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $125,000. Additionally, pursuant to the terms of the Sales Agreement, the Company agreed to reimburse the Sales Agent for the documented fees and costs of its legal counsel reasonably incurred in connection with Sales Agent’s ongoing diligence requirements arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $5,000 in the aggregate per calendar quarter. The offering of Shares will terminate upon the earlier of (i) the sale of the Shares under the Sales Agreement having an aggregate offering price of $25,000,000, (ii) September 11, 2025, or (iii) the termination of the Sales Agreement as permitted therein. The Sales Agreement may be terminated by the Company at any time upon thirty (30) days’ prior written notice to the Sales Agent. The Sales Agent may terminate the Sales Agreement at any time by providing written notice to the Company. The Company and the Sales Agent may also terminate the Sales Agreement by mutual agreement.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement that was filed as Exhibit 1.2 to our Registration Statement on Form S-3 filed with the SEC on September 11, 2023.

The Shares will be issued pursuant to the Company’s Registration Statement, previously filed, when it is declared effective by the SEC, the base prospectus filed as part of the Registration Statement and the at-the-market offering agreement prospectus filed as part of the Registration Statement. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

***

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Sales Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company's business, including those described in the Company's periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1 (1)	At-the-Market Issuance Sales Agreement, dated September 11, 2023, by and between FingerMotion, Inc. and Univest Securities, LLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Notes:
(1)	Previously filed as an exhibit to our Registration Statement on Form S-3 filed with the SEC on September 11, 2023 (File No. 333-274456)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: September 14, 2023	By:	/s/ Martin J. Shen
Martin J. Shen
CEO